UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 27, 2006

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

201 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	– DEPARTURE OF PRINCIPAL OFFICER; APPOINTMENT OF PRINCIPAL OFFICER

The following information is furnished pursuant to Item 5.02 “Appointment of Principal Officer”.

Donald V. Rhodes, Chairman and Chief Executive Officer of Heritage Financial Corporation (“Heritage”) today announced the retirement of Edward D. Cameron, Senior Vice-President, Treasurer and Corporate Secretary of Heritage and Heritage Bank effective May 1, 2006. Additionally, Mr. Rhodes announced the appointment of Paul K. Huntsman as Senior Vice President and Chief Financial Officer of Heritage Financial Corporation, Heritage Bank and Central Valley Bank effective May 1, 2006.

ITEM 7.01	– REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 7.01 “Regulation FD Disclosure”.

Donald V. Rhodes, Chairman and Chief Executive Officer of Heritage Financial Corporation (“Heritage”) today announced the retirement of Edward D. Cameron, Senior Vice-President, Treasurer and Corporate Secretary of Heritage and Heritage Bank effective May 1, 2006. Additionally, Mr. Rhodes announced the appointment of Paul K. Huntsman as Senior Vice President and Chief Financial Officer of Heritage Financial Corporation, Heritage Bank and Central Valley Bank to succeed Mr. Cameron effective May 1, 2006. A copy of the news release is attached to this filing as Exhibit 99.

All information in the press release, appearing in Exhibit 99, is not filed but is furnished pursuant to Regulation FD.

ITEM 9.01	– FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements

– not applicable

(b)	Pro forma financial information

– not applicable

(c)	Shell Company Transactions - none

(d)	Exhibits:

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

99	News Release issued by Heritage, dated March 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2006

HERITAGE FINANCIAL CORPORATION

By:	/S/ DONALD V. RHODES
Donald V. Rhodes
Chairman and Chief Executive Officer

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